Real Estate Investment Assets	12 Months Ended
Dec. 31, 2024
Real Estate [Abstract]
Real Estate Investment Assets

6. Real Estate Investment Assets

During June 2020, we acquired four lots from a borrower in exchange for the transfer of loans secured by those lots. We extinguished the principal balance for the loans on the lots in the amount of $640 and in addition, paid a $500 management fee for the development of homes on the lots. The management fee was paid through reducing the principal balance on a current loan receivable with the borrower. Two of the four homes sold during 2022 and the remaining two sold in 2023.

During October 2023, the Company acquired two properties to construct houses on each lot. Once the properties are fully developed and sold the use of proceeds from the sale will first apply to the land, building, furniture and interest costs to the Company and a portion of the remaining funds will be distributed as a management fee for the development of the homes.

Effective February 15, 2024, the Company completed its acquisition of 339 Justabout Land Co. LLC (“339”), in a transaction valued at $9,122. The Company paid cash consideration of $3,000 plus the amount of our intercompany debt.

The property has since been subdivided into two parcels. One parcel is being developed into lots and are available for home construction (“Phase 1 Lots”) and the other parcel will be developed into a second phase of lots (“Phase 2 Lots”), which should be available for construction early next year (collectively the “339 Lots”).

We charge an option fee to Benjamin Marcus Homes (“BMH”) for the right to buy the Phase 1 Lots owned by 339. The option fee was $890 as of February 15, 2024, and the Company is deferring the revenue related to the option fee over twelve months. As of December 31, 2024, deferred revenue, real estate investment was $74.

During the year ended December 31, 2024, BMH purchased nine lots from 339 for both revenue and cost of land parcels sold of $2,998 which is included within non-interest income and non-interest expense, respectively, on the consolidated statements of operations. No gains or losses were recognized in the lot sales. We are capitalizing interest related to the cost of this investment which is included in the asset when we sell lots.

The total expected selling price of the 339 Lots is approximately $18,500 and the gross purchase price was $3,892 (the “Purchase Price”) and the development loan reclassed from loan receivables net to real estate investments of $6,122. BMH immediately repaid an intercompany debt to 339 of $892, which in turn was returned to the Company, leaving the net investment at $3,000. We purchased 339 subject to the debt owed by 339, which included a first position development loan from the Company, and two subordinate financings from lenders outside of the Company.

During September 2024, the Company invested in a minority non-controlling interest in one of our borrowers, DBL Capital Real Estate Fund 1, LLC (“DBL”) for $330. The investment is to develop six empty lots into houses and the Company is expected to receive a return.

The following table is a roll forward of real estate investment assets:

	December 31, 2024	December 31, 2023

Beginning balance	$435	$660
Additions from 339 acquisition	11,330	–
Gain on sale of real estate investments	–	10
Investments in real estate assets	330	–
Proceeds from the sale of real estate investments	(2,998)	(2,131)
Additions for construction/development	4,432	1,896
Ending balance	$13,529	$435

Capitalized Interest Activity

The following table is capitalized interest for real estate investment assets:

	December 31, 2024	December 31, 2023

Capitalized interest	$1,143	$11
Cost of funds	11.48%	11.28%

The capitalized interest is included within real estate investment assets on the consolidated balance sheet.